Exhibit 10.1

NOTE AND OTHER LOAN DOCUMENTS MODIFICATION AGREEMENT NO. 2

THIS NOTE AND OTHER LOAN DOCUMENTS MODIFICATION AGREEMENT No. 2 (this "Agreement") made effective as of the 22nd day of January, 2016 (the "Effective Date"), among REVERE HIGH YIELD FUND, LP, a Delaware limited partnership having an address of 2000 McKinney Avenue, Suite 2125, Dallas, Texas 75201 (the "Lender"), RANOR, INC., a Delaware corporation having an address of 1 Bella Drive, Westminster, Massachusetts 01473 (the "Borrower") and TECHPRECISION CORPORATION, a Delaware corporation having an address of 992 Old Eagle School Road, Suite 909, Wayne, PA 19087 (the "Guarantor").

W I T N E S S E T H:

WHEREAS, Lender made a loan to Borrower (the "Note A Loan") in the original principal amount of ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($1,500,000.00), which Note A Loan is evidenced by a Term Note in the amount of ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($1,500,000.00) from Borrower to Lender dated as of December 22, 2014 (the "Note A");

WHEREAS, Lender made a loan to Borrower (the "Note B Loan"; the Note B Loan and the Note A Loan are collectively referred to herein as the "Loan") in the original principal amount of SEVEN HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($750,000.00), which Note B Loan is evidenced by a Term Note in the amount of SEVEN HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($750,000.00) from Borrower to Lender dated as of December 22, 2014 (the "Note B"; Note B and Note A are collectively referred to herein as the "Note");

WHEREAS, the Note was executed in connection with and secured by, among other things, (i) that certain Term Loan and Security Agreement dated as of December 22, 2014 by and between Borrower and Lender (the "Loan Agreement"); (ii) the Guaranty; (iii) the Mortgage; (iv) the Assignment of Leases and Rents; (v) the Environmental Indemnity; and (vi) all other loan documents executed by Borrower in favor of Lender in connection with the Loan (all of the foregoing subparagraphs (i) through (vi), collectively, the "Loan Documents");

WHEREAS, on December 31, 2015, the Lender, Borrower and Guarantor entered into that certain Note and Other Documents Modification Agreement to extend the Maturity Date to January 22, 2016;

WHEREAS, all terms defined in the Loan Agreement are used herein with their defined meanings unless otherwise provided;

WHEREAS, Borrower and Lender are mutually desirous of, among other things, modifying and amending the terms of the Loan Agreement and amending and restating the Note as set forth herein; and

NOW, THEREFORE, in consideration of One Dollar ($1.00) and other valuable consideration, each to the other in hand paid, receipt thereof being hereby acknowledged, and in consideration of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.	Simultaneously with this Agreement, Borrower has executed and delivered to Lender, (i) that certain Amended and Restated Term Note dated as of the date hereof in the amount of ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($1,500,000.00) ("New Note A") which New Note A amends and restates Note A in its entirety and copy of which is attached hereto as Exhibit A; and (ii) that certain Amended and Restated Term Note dated as of the date hereof in the original principal amount of SEVEN HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($750,000.00) ("New Note B"; New Note B and New Note A are collectively referred to herein as the "New Note") which New Note B amends and restates Note B in its entirety and a copy of which is attached hereto as Exhibit B.

2.	From and after the Effective Date, the Loan Agreement is hereby modified as follows:
a.	All references to the term "Note", "Note A," and "Note B" shall be deemed to mean the "New Note", "New Note A," and "New Note B", respectively.
b.	The term "Loan Documents" shall be deemed to mean and include New Note A, New Note B, the Mortgage as modified by the Mortgage Modification (as hereinafter defined), and all other Loan Documents as modified by this Agreement.
c.	The Note A Loan is deemed to be evidenced by the New Note A and the Note B Loan is deemed to be evidenced by the New Note B.

d.
All references to the term "Mortgage" shall be deemed to mean the Mortgage as modified by the Mortgage Modification (as defined below), and all references to the "Guaranty" shall be deemed to mean the Guaranty as modified hereby.

e.	The definition of "Default Rate" set forth in Section 1.01 (Definitions) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

"Default Rate" shall mean the lesser of twenty percent (20%) per annum, or (ii) the highest rate of interest permitted under the laws of the State of Massachusetts."

f.	The definition of "Interest Rate" set forth in Section 1.01 (Definitions) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

"Interest Rate" shall mean a rate equal to ten percent (10%) per annum computed on the basis of the actual days elapsed on the assumption that each month contains thirty (30) days and each year contains three hundred sixty (360) days."

g.	The definition of "Minimum Guaranteed Interest" set forth in Section 1.01 (Definitions) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

"Minimum Guaranteed Interest" shall mean an amount equal to the greater of (i) twelve (12) months interest at the Interest Rate on the amount outstanding on the Loan, or (ii) interest due on any amount Advanced under this agreement at the Interest Rate."

h.	The following definitions of "Anniversary Fee" and "Effective Date" are hereby added to Section 1.01 (Definitions) of the Loan Agreement in the appropriate alphabetical order:

"Anniversary Fee" shall mean a fee of five percent (5%) of the principal amount of the Loan outstanding on January 22, 2017."

"Effective Date" shall mean January 22, 2016."

i.	The definition of "Note A Exit Fee" and of "Note B Exit Fee" set forth in Section 1.01 (Definitions) of the Loan Agreement are hereby deleted in their entirety and replaced with the following:

"Note A Exit Fee" means $75,000.00."

"Note B Exit Fee" means $37,500.00."

j.	Section 2.01 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

SECTION 2.01. Term Loan. The Lender agreed, upon the terms and subject to the conditions hereof, to make to Borrower the Note A Loan and the Note B Loan, each of which had a twelve (12) month term, which terms were subsequently extended pursuant to that certain Note and Other Loan Documents Modification Agreement among the Borrower, Lender and Guarantor, dated as of December 31, 2015, to January 22, 2016, and were  further extended pursuant to that certain Note and Other Documents Modification Agreement No. 2 among the Borrower, Lender and Guarantor, dated as of the Effective Date ("Modification Agreement No. 2"), for an additional twenty-four (24) month term with a Maturity Date of January 22, 2018. The Note A Loan and the Note B Loan shall be collectively referred to herein as the "Term Loan" or the "Loan". The Term Loan was fully advanced to Borrower on the Closing Date.

k.	Section 2.02 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

SECTION 2.02. The Note. The Term Loan was evidenced by Note A and Note B, in the forms attached hereto as Exhibit A-1 and Exhibit A-2,  respectively, appropriately completed, payable to the order of the Lender, duly executed and delivered on behalf of the Borrower, and dated as of December 22,2014, which Note A and Note B were amended and restated in the forms attached as Exhibit A and Exhibit B to the Modification Agreement No.2, appropriately completed, payable to the order of the Lender, duly executed and delivered on behalf of the Borrower, dated as of the Effective Date The Note shall be with interest accruing at the Interest Rate and payable on the first day of each month (a "Payment Date"), commencing on March 1, 2016 until and including the Maturity Date with a final payment of the principal balance plus accrued and unpaid interest due and payable on the Maturity Date.  Note A shall be secured by the Mortgage on the Property and a perfected security interest in Borrower's Equipment, subject only to the Permitted Liens.  Note B shall be secured by a perfected first priority UCC-1 security interest in Borrower's Accounts and Inventory and by a perfected security interest in Borrower's Equipment, subject only to the Permitted Liens.

l.	Section 2.03 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

"SECTION 2.03. Maturity Date. The maturity date of the Term Loan is January 22, 2018 (the "Maturity Date")."

m.	Section 2.04 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

"SECTION 2.04.  Interest and Principal Payments on the Term Loan. On each Payment Date, commencing on March 1, 2016 until and including the Maturity Date, Borrower shall pay interest in arrears on the principal balance of the Loan from time to time outstanding at a per annum rate equal to the Interest Rate.  Further, on each Payment Date commencing on February 1, 2017 until and including the Maturity Date, Borrower shall make principal payments of $6,250.00 on Note A and principal payments of $3,125.00 on Note B.  The outstanding principal balance of the Loan plus accrued and unpaid interest shall be due and payable on the Maturity Date. In addition to such monthly payments of interest and principal, on the earlier to occur of (i) prepayment of the Loan in accordance with Section 2.05 below or otherwise, and (ii) the Maturity Date, Borrower shall pay to Lender the Minimum Guaranteed Interest net of the monthly interest payments made by Borrower pursuant to this section."

n.	Section 2.05 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

"SECTION 2.05.  Prepayment of the Term Loan.  Borrower may prepay the Term Loan in whole but not in part, at any time, but only after advance written notice to Lender of at least forty-five (45) days provided that no Default or Event of Default shall have occurred and be continuing. If the Loan is prepaid anytime during the term of the Loan, Borrower shall pay to Lender the Minimum Guaranteed Interest net of any interest payments made by Borrower pursuant to Section 2.04.  Lender's acceptance of any prepayment under this Section 2.05 shall not waive any of Lender's rights and remedies under the Loan Documents arising pursuant to an Event of Default."

o.	Section 2.11 is hereby added to the Loan Agreement as follows:
"SECTION 2.11. Anniversary Fee. On January 22, 2017, Borrower shall pay the Anniversary Fee to Lender."
p.	Section 2.12 is hereby added to the Loan Agreement as follows:

SECTION 2.12.  Collateral Monitoring Fee.  On each Payment Date, the Borrower shall pay to Lender a Collateral Monitoring Fee equal to the greater of (a) $350.00 per month or (b) the quotient of one-quarter percent (.25%) of the outstanding principal balance of the Loan divided by twelve (12).

q.
Section 5.06 is hereby amended by deleting "and" at the end of clause (iv), replacing "." with "; and" at the end of clause (v), and adding the following new clause (vi):
(vi) on each Payment Date, a report of the Borrower's cash balance compared to the minimum required cash balance in accordance with Section 5.16.

r.	Section 5.16 is hereby added to the Loan Agreement as follows: "SECTION 5.16. Cash Balance Covenant. Borrower shall maintain monthly minimum cash balances as set forth on Exhibit C hereto."

s.	Section 10.01 (a) and Section 10.01(b), respectively, of the Loan Agreement are hereby deleted in their entirety and replaced with the following:
"(a) if to Lender, at

c/o Revere High Yield Fund, LP 2000 McKinney Avenue, Suite 2125 Dallas, Texas 75201 Attention: Clark Briner

with a copy to:

Rogin Nassau LLC CityPlace I 185 Asylum Street Hartford, Connecticut 06103 Attention: Katherine F. Troy

" (b) if to the Borrower, in the name of Borrower at:

Ranor, Inc. 1 Bella Drive Westminster, MA 01473 Attention: Tom Sammons, CFO

with a copy to:

Pepper Hamilton LLP 301 Carnegie Center, Suite 400 Princeton, NJ 08543-5276 Attention: Delia C. Donahue"

t.	Exhibits A-1 and A-2 are hereby deleted in their entirety and replaced with the forms attached hereto as Exhibits A and B, respectively.

u.	Exhibit C is hereby added to the Loan Agreement in the form attached hereto as Exhibit C.

3.	From and after the Effective Date, the other Loan Documents are hereby modified as follows:
a.	All references to the term "Note", "Note A," and "Note B" shall be deemed to mean the "New Note", "New Note A," and "New Note B", respectively.
b.	The term "Loan Documents" shall be deemed to mean and include the Note, the Mortgage as modified by the Mortgage Modification, and all other Loan Documents as modified by this Agreement.

c.	The Mortgage is hereby modified in the form attached hereto as Exhibit D (the "Mortgage Modification"), and all references to the term "Mortgage" shall be deemed to mean the Mortgage as modified by the Mortgage Modification.
d.	The Guaranty is hereby modified by deleting the notice address of the Guarantor set forth in Section 4.9 thereof in its entirety and replacing such address as follows:

"Address:	TechPrecision Corporation
992 Old Eagle School Road, Suite 909
Wayne, PA 19087
Attention: Tom Sammons, CFO
Telephone: 978-883-5109
Fax: 978-874-2748
Email: sammonst@ranor.com

with a copy to:	Pepper Hamilton LLP
301 Carnegie Center, Suite 400
Princeton, NJ 08543-5276
Attention: Delia C. Donahue
Telephone: 609.951.4149
Fax: 609.228.6141
Email: donahudc@pepperlaw.com"
and all references to the term "Guaranty" shall be deemed to mean the Guaranty as modified hereby.

4.	All of the other terms and conditions of the Loan Documents shall remain the same and in full force and effect, except as specifically amended herein. Borrower hereby reaffirms the Note, the Mortgage, the Loan Agreement and the other Loan Documents, and acknowledges that Borrower has no setoffs, counterclaims or defenses to any of the Loan Documents.

5.	Any default by Borrower in any of the covenants herein made shall, at the option of Lender, or its successors and assigns, constitute an Event of Default under the Loan Documents entitling Lender, or its successors or assigns, to any or all of the other remedies it or they may have thereunder.

6.	All of the Borrower Collateral (as defined in the Loan Agreement) and the Collateral (as defined in the Mortgage) shall remain in all respects subject to the lien, charge and encumbrance of the Loan Agreement and Mortgage, as the case may be, and nothing herein contained and nothing done pursuant hereto, shall affect or be construed to affect the lien, charge or encumbrance of the Loan Agreement and Mortgage, as the case may be or the priority thereof over all liens, charges or encumbrances, except as expressly provided herein.

7.	This Agreement shall be binding upon Borrower and any subsequent owner of the Collateral or any part thereof (provided, however, that any provisions against sale or transfer contained in the Mortgage shall remain in full force and effect) and shall be binding and inure to the benefit of Lender, its successors and assigns, including any subsequent holder of the Mortgage.

8.	BORROWER, AND ANY SUBSEQUENT ENDORSER, GUARANTOR OR OTHER ACCOMMODATION MAKER, EACH HEREBY WAIVE PRESENTMENT, DEMAND FOR PAYMENT AND NOTICE OF DISHONOR, TOGETHER WITH ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION WITH RESPECT TO THE NOTE, THE MORTGAGE, THE OTHER LOAN DOCUMENTS OR THIS AGREEMENT AND AS TO ANY ISSUES ARISING RELATING TO THE NOTE, THE MORTGAGE, THE OTHER LOAN DOCUMENTS OR THIS AGREEMENT.

9.	Guarantor hereby consents to the terms of this Agreement and reaffirms its obligations under Guaranty and the Indemnity, agrees that such Guaranty and such Indemnity continue to be binding and enforceable obligations of the Guarantor, and acknowledges that Borrower has no setoffs, counterclaims or defenses to any of the Guaranty or the Indemnity.

10.	This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same Agreement.

11.	This Agreement shall be governed and construed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without regard to conflict of law provisions thereof.

12.	As a material inducement to Lender to enter into this Agreement, Borrower and Guarantor hereby acknowledge, admit, and agree that, as of the date hereof, there exist no rights of offset, defense, counterclaim, claim, or objection in favor of Borrower or Guarantor against Lender with respect to the Note, the Loan Agreement or any of the other Loan Documents, or alternatively, that any and all such rights of offset, defense, counterclaim, claim, or objection which they may have or claim, of any nature whatsoever, whether known or unknown, are hereby expressly and irrevocably waived and released. Borrower and Guarantor hereby release and forever discharge Lender, its directors, officers, employees, administrators, subsidiaries, affiliates, attorneys, agents, successors, and assigns from any and all rights, claims, demands, actions, causes of action, suits, proceedings, agreements, contracts, judgments, damages, debts, costs, expenses, promises, agreements, duties, liabilities, or obligations, whether in law or in equity, known or unknown, choate or inchoate, which they had, now have, or hereafter may have, arising under or in any manner relating to, whether directly or indirectly, the Note, the Loan Agreement, any other Loan Document or any transaction contemplated by any Loan Document or this Agreement, from the beginning of time until the date of full execution and delivery hereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed, sealed and delivered the day and year first above written.

LENDER:

REVERE HIGH YIELD FUND, LP,
a Delaware limited partnership

By: Revere GP, LLC, its General Partner

By: Revere Capital, LLC
Its: Manager

By: /s/ Clark Briner
Name: Clark Briner
Its: Manager

BORROWER:

RANOR, INC.,
a Delaware corporation

By: /s/ Alexander Shen
Name: Alexander Shen
Its: President

GUARANTOR:

TECHPRECISION CORPORATION
a Delaware corporation

By: /s/ Tom Sammons
Name:Tom Sammons
Its:Chief Financial Officer

SIGNATURE PAGE TO NOTE AND OTHER LOAN DOCUMENTS MODIFICATION NO. 2 AGREEMENT